UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2017

SOLARIS POWER CELLS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-53982	46-3386352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2159 India Street

San Diego, CA 92101

(Address of Principal Executive Offices)

619-629-0922

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 Material Modification to Rights of Security Holders.

On 13 June 2017 the Board of Directors of Solaris Power Cells, Inc. (the “Company”) approved the Certificate of Amendment to Articles of Incorporation attached hereto as Exhibit 3.1 (the “Amendment”). The purpose of the Amendment was to:

1.	Increase the number of authorized shares of Common Stock, $0.001 par value, to 5,000,000,000.

2.	Increase the number of authorized shares of Preferred Stock, $.0.001 par value, to 11,000,000.

3.	Set the par value of the Common and Preferred Stock to $0.001.

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As noted in Item 3.03 above, on 13 June 2017 the Board of Directors approved the Amendment, as more particularly described in Item 3.03 above. The disclosures set forth in Item 3.03, above, are hereby incorporated by reference in this Item 5.03.

The Amendment was duly filed with the Nevada Secretary of State on 15 June 2017.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On 14 June 2017 the holders of a majority of the voting rights of the Company’s capital stock approved the Amendment as more particularly described in Item 3.03 above.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to Articles of Incorporation

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 28 June 2017	SOLARIS POWER CELLS, INC.

	By:	/s/ Neil Kleinman
Neil Kleinman,
Chief Executive Officer

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